                                                                SUB-ITEM 77Q1(e)

                                    AMENDMENT
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment effective as of January 1, 2010, amends the Master Intergroup Sub-Advisory Contracts for Mutual Funds (the "Contracts"), dated May 1, 2008,between Invesco Aim Advisors, Inc., (the "Adviser"), on behalf of each registered investment company set forth on Exhibit A to this Amendment (each individually referred to as "Trust", or collectively, "Trusts"), and their series portfolios (the "Funds"), and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

     WHEREAS, at the close of business on December 31, 2009, Invesco Aim Advisors, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc., and subsequently Invesco Institutional (N.A.), Inc. was renamed Invesco Advisers, Inc.;

     WHEREAS, Invesco Advisers, Inc., as successor to Invesco Aim Advisors, Inc. by merger, assumes all of Invesco Aim Advisors, Inc.'s rights, duties and obligations under its Contracts with each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc.;

     WHEREAS, because Invesco Global Asset Management (N.A), Inc. has merged into Invesco Advisers, Inc., the Contracts between Invesco Advisers, Inc.(as successor to Invesco Aim Advisors, Inc. by merger) and Invesco Global Asset Management (N.A.), Inc., in its capacity as a Sub-Adviser, need to be terminated and the parties desire to terminate the same;

     WHEREAS, because Invesco Institutional (N.A.), Inc. has changed its name to Invesco Advisers, Inc. and has become the adviser to the Funds, there is no longer a need for a sub-advisory contract with Invesco Institutional (N.A.), Inc. and the parties desire to terminate the same;

     NOW, THEREFORE, the parties agree as follows:

1. It is acknowledged and agreed that, as of January 1, 2010, Invesco Advisers, Inc. (as successor to Invesco Aim Advisors, Inc. by merger) shall assume all of Invesco Aim Advisors, Inc.'s rights, duties and obligations as its own and shall be bound by the terms of such Contracts with each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd.,

Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc..

2. The Contracts between Invesco Advisers, Inc. (as successor to Invesco Aim Advisors, Inc. by merger) and Invesco Global Asset Management (N.A.), Inc., in its capacity as a Sub-Adviser, are terminated as of January 1, 2010.

3. The Contracts between Invesco Advisers, Inc. (as successor to Invesco Aim Advisors, Inc. by merger) and Invesco Institutional (N.A.), Inc., in its capacity as a Sub-Adviser, are terminated as of January 1, 2010;

All other terms and provisions of the Contracts not amended shall remain in full force and effect.

Dated:  January 1, 2010

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                     INVESCO ADVISERS, INC.,
                                     AS SUCCESSOR BY MERGER TO INVESCO AIM
                                     ADVISORS, INC.
                                     ADVISER

                                     BY: /s/ JOHN M. ZERR
                                         ----------------------------
                                     NAME: JOHN M. ZERR
                                     TITLE: SENIOR VICE PRESIDENT

                                     INVESCO TRIMARK LTD.

                                     SUB-ADVISER

                                     BY: /s/ ERIC ADELSON
                                         ---------------------------
                                     NAME:  ERIC ADELSON
                                     TITLE: SENIOR VICE PRESIDENT, LEGAL
                                            SECRETARY

                                     BY: /s/ HARSH DAMANI
                                         ---------------------------
                                     NAME: HARSH DAMANI
                                     TITLE: SENIOR VICE PRESIDENT, FINANCE

                                     INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                     Sub-Adviser

                                     By: /s/ Karl George Bayer
                                         ---------------------------
                                     Name: Karl George Bayer
                                     Title: Managing Director

                                     By: /s/ Jens Langewand
                                         ---------------------------
                                     Name: Jens Langewand
                                     Title: Managing Director

                                     INVESCO ASSET MANAGEMENT LIMITED

                                     Sub-Adviser

                                     By: /s/ Michelle Moran
                                         ---------------------------
                                     Name: Michelle Moran
                                     Title: Head of Legal for UK & Ireland

                                     INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                     Sub-Adviser

                                     By: /s/ Masakazu Hasegawa
                                         ---------------------------
                                     Name: Masakazu Hasegawa
                                     Title: Managing Director

                                     INVESCO AUSTRALIA LIMITED

                                     Sub-Adviser

                                     By: /s/ Mark Yesberg
                                         ---------------------------
                                     Name: Mark Yesberg
                                     Title: Head of Product & Management

                                     By: /s/ Ian Coltman
                                         ---------------------------
                                     Name: Ian Coltman
                                     Title: Head of Legal

                                     INVESCO ADVISERS, INC.,
                                     AS SUCCESSOR BY MERGER TO INVESCO
                                     GLOBAL ASSET MANAGEMENT
                                     (N.A.), INC.
                                     SUB-ADVISER

                                     BY: /s/ JOHN M. ZERR
                                         ---------------------------
                                     NAME: JOHN M. ZERR
                                     TITLE: SENIOR VICE PRESIDENT

                                     INVESCO ADVISERS, INC.,
                                     FORMERLY INVESCO INSTITUTIONAL (N.A.), INC.
                                     SUB-ADVISER

                                     BY: /s/ JOHN M. ZERR
                                         ---------------------------
                                     NAME: JOHN M. ZERR
                                     TITLE: SENIOR VICE PRESIDENT

                                     INVESCO HONG KONG LIMITED

                                     Sub-Adviser

                                     By: /s/ Anna Tong
                                         ---------------------------
                                     Name: Anna Tong
                                     Title: Director

                                     By: /s/ Gracie Liu
                                         ---------------------------
                                     Name: Gracie Liu
                                     Title: Director

                                     INVESCO SENIOR SECURED MANAGEMENT, INC.

                                     Sub-Adviser

                                     By: /s/ Jeffrey Kuper
                                         ---------------------------
                                     Name: Jeffrey Kuper
                                     Title: Secretary & General Counsel

                                    EXHIBIT A
                                       TO
              AMENDMENT TO MASTER INTERGROUP SUB-ADVISORY CONTRACT

TRUST                             AMENDMENT NUMBER
-------------------------------   ----------------
AIM Counselor Series Trust        2
AIM Equity Funds                  2
AIM Funds Group                   1
AIM Growth Series                 2
AIM Investment Funds              2
AIM International Mutual Funds    1
AIM Investment Securities Funds   1
AIM Sector Funds                  1
AIM Tax-Exempt Funds              1
AIM Treasurer's Series Trust      1
AIM Variable Insurance Funds      2
Short-Term Investments Trust      1